UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. ________)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CPI AEROSTRUCTURES, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CPI AEROSTRUCTURES, INC. c/o Continental Proxy Services 1 State Street, New York NY 10004

You May Vote Your Proxy When You View The
Material On The Internet. You Will Be Asked
To Follow The Prompts To Vote Your Shares.

CPI AEROSTRUCTURES, INC.
91 Heartland Blvd
Edgewood, NY 11717

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
to be held on
June 14, 2023

*Shareholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares.

Dear Shareholder,

The 2023 Annual Meeting of Shareholders of CPI Aerostructures, Inc. (the “Company”) will be held at 91 Heartland Blvd, Edgewood, New York 11717, on Wednesday, June 14, 2023, at 1:00 p.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	To consider and act upon a proposal to elect to the Company’s Board of Directors, two persons nominated by the Company’s Board of Directors;

(2)	To consider and act upon a proposal to amend the Company’s 2016 Long-Term Incentive Plan (the “2016 Plan”) to (i) increase the total number of shares of common stock available for issuance under the 2016 Plan by 800,000 shares from 1,400,000 shares to 2,200,000 shares and (ii) increase the aggregate number of shares of common stock grantable to a 2016 Plan participant in a calendar year under certain awards from 50,000 shares to 125,000 shares;

(3)	To consider approval of the compensation of the Company’s Named Executive Officers (“Say on Pay”);

(4)	To consider the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

(5)	To address such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposals 2, 3 and 4.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.	Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

The Proxy Materials are available for review at:	CONTROL NUMBER
https://www.cstproxy.com/cpiaero/2023

CPI AEROSTRUCTURES, INC.

91 Heartland Blvd, Edgewood, NY 11717

Important Notice Regarding the Availability of Proxy Materials

For the 2023 Annual Meeting of Shareholders to be Held on June 14, 2023.

The following Proxy Materials are available to you to review at:

https://www.cstproxy.com/cpiaero/2023

-	the Company’s Annual Report for the year ended December 31, 2022.

-	the Company’s 2023 Proxy Statement.

-	the Proxy Card.

-	any amendments to the foregoing materials that are required to be furnished to shareholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 30, 2023 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control Number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS
By telephone please call 1-888-266-6791, or
By logging on to https://www.cstproxy.com/cpiaero/2023 or
By email at: proxy@continentalstock.com
Please include the company name and your control number in the subject line.